UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04282

Name of Fund:  BlackRock Natural Resources Trust

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

APRIL 30, 2020

2020 Annual Report

BlackRock Mid Cap Dividend Series, Inc.

•	BlackRock Mid Cap Dividend Fund

BlackRock Natural Resources Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2020	BlackRock Mid Cap Dividend Fund

Investment Objective

BlackRock Mid Cap Dividend Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.

On November 13, 2019, the Board of Directors of BlackRock Mid Cap Dividend Series, Inc. approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from January 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual period from February 1, 2020 to April 30, 2020, the Fund’s Institutional, Investor A, Investor C, Class K and Class R Shares returned (18.89)%, (18.95)%, (19.14)%, (18.87)% and (19.06)%, respectively, outperforming its benchmark, the Russell MidCap® Value Index, which returned (21.05)%.

What factors influenced performance?

At the sector level, the largest contribution to relative performance came from a combination of stock selection and allocation decisions in the information technology (“IT”) sector. Notably, stock selection within the IT services, technology hardware, storage, & peripherals, and electronic equipment, instruments, & components industries contributed to relative returns. Overweight exposure to health care also boosted relative performance, primarily due to overweight positions to the health care providers & services and health care equipment & supplies industries. Despite the fact that energy lagged all other sectors in absolute terms during the period, the sector added to the Fund’s relative returns due to favorable stock selection. Lastly, stock selection in materials, industrials and financials contributed to relative returns during the period, as did a slightly elevated cash balance.

The largest detractor from relative performance during the period came from stock selection in the communication services sector, with selection decisions within the media industry accounting for most of the relative underperformance within the sector. Although stock selection in the wireless telecom services industry significantly detracted from relative results, the negative impact was more than offset by an overweight exposure to the industry. Within real estate, stock selection and an overweight to the real estate management & development industry detracted from relative returns, as did selection among real estate investment trusts. Lastly, an underweight exposure to utilities weighed on relative results.

Describe recent portfolio activity.

During the abbreviated annual period, the Fund’s exposure to health care and utilities increased, while exposure to the financials and consumer discretionary sectors decreased.

Describe portfolio positioning at period end.

At the end of the period, the Fund’s largest allocations were in the financials, health care and IT sectors. Relative to the Russell MidCap® Value Index, the largest overweight positions were in financials, energy and health care. Conversely, the largest relative underweights were to the real estate, utilities and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
FirstEnergy Corp.	3%
American International Group, Inc.	2
Equitable Holdings, Inc.	2
Marathon Petroleum Corp.	2
Koninklijke Philips NV	2
Cigna Corp.	2
Constellation Brands, Inc.	2
Williams Cos., Inc.	2
Cognizant Technology Solutions Corp.	2
Arthur J Gallagher & Co	2

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	23%
Health Care	12
Information Technology	11
Industrials	8
Utilities	8
Energy	8
Consumer Discretionary	7
Short-Term Securities	6
Materials	6
Consumer Staples	5
Communication Services	4
Real Estate	3
Liabilities in Excess of other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock Mid Cap Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

(c)

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap® Value Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of approximately 785 of the smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $150 million and $50 billion, although this range may change from time to time.

Performance Summary for the Period Ended April 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(15.90)%	(13.03)%	N/A	2.41%	N/A	7.53%	N/A
Investor A	(16.04)	(13.29)	(17.84)%	2.13	1.03%	7.22	6.64%
Investor C	(16.39)	(13.98)	(14.81)	1.34	1.34	6.33	6.33
Class K	(15.86)	(12.96)	N/A	2.44	N/A	7.55	N/A
Class R	(16.13)	(13.53)	N/A	1.84	N/A	6.89	N/A
Russell Midcap® Value Index	(18.11)	(16.74)	N/A	1.99	N/A	8.09	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$841.00	$3.89	$1,000.00	$1,020.64	$4.27	0.85%
Investor A	1,000.00	839.60	5.03	1,000.00	1,019.39	5.52	1.10
Investor C	1,000.00	836.10	8.45	1,000.00	1,015.66	9.27	1.85
Class K	1,000.00	841.40	3.53	1,000.00	1,021.03	3.87	0.80
Class R	1,000.00	838.70	6.17	1,000.00	1,018.15	6.77	1.35

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the recent six-months divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of April 30, 2020	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

On November 13, 2019, the Board of Trustees of the Fund approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from July 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual period from August 1, 2019 through April 30, 2020, the Fund’s Institutional, Investor A and Investor C Shares returned (20.81)%, (20.99)% and (21.45)%, respectively, underperforming its benchmark, the S&P Global Natural Resources Net Index, which returned (19.79)%.

What factors influenced performance?

During the period, the Fund’s underweight position in Newmont Corp. was the largest detractor from relative performance as the company benefited from a sharp increase in the price of gold bullion. Additionally, the Fund’s out-of-benchmark position in Canadian cannabis producer Sundial Growers Inc. was one of the largest detractors from relative performance. Following Sundial’s initial public offering in August 2019, its share price came under pressure as the company failed to meet expectations regarding product quality. Following a number of meetings with company officials, the Fund’s investment adviser exited the position. Finally, an overweight position in steel producer Stelco Holdings, Inc. detracted from relative performance. Shares of Stelco came under pressure on disappointing earnings that derived from weak steel prices.

Conversely, the largest individual contributor to relative performance came from the Fund’s overweight position in Wheaton Precious Metals Corp. As a precious-metals streaming firm that provides financing for mining projects, Wheaton’s shares proved to be more resilient than those of other precious metals companies during the equity market sell-off. In addition, the Fund’s out-of-benchmark position in Russian gold producer Polyus PJSC contributed to Fund returns. The company reported solid fourth quarter and year end 2019 operational results, with production above previous estimates and positive cash flow being returned to shareholders via dividends.

Describe recent portfolio activity.

During the period, exposures to companies with single asset risk or excess leverage were reduced on the view that these companies are likely to be most impacted by coronavirus lockdowns.

Describe portfolio positioning at period end.

At the end of the period, the Fund held an overweight in mining, while underweighting the energy and agriculture sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
BHP Group PLC	7%
Chevron Corp.	5
Barrick Gold Corp.	5
TOTAL SA	5
Wheaton Precious Metals Corp.	4
FMC Corp.	4
BP PLC	4
Vale SA — ADR	3
Anglo American PLC	3
Royal Dutch Shell PLC, Class B	3

(a)	Excludes short-term investments

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Metals & Mining	42%
Oil, Gas & Consumable Fuels	28
Chemicals	11
Food Products	10
Short-Term Securities	6
Containers & Packaging	6
Specialty Retail	1
Machinery	1
Electronic Equipment, Instruments & Components	1
Liabilities in Excess of Other Assets	(6)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock Natural Resources Trust

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

(c)

The index includes 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals & mining. Returns are net of foreign withholding taxes. Effective November 27, 2019, the Fund changed its benchmark against which it measures its performance from the S&P Global Natural Resources Gross Index to the S&P Global Natural Resources Net Index.

(d)

The index includes 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors; agribusiness, energy, and metals & mining. Returns are gross of foreign withholding taxes.

Performance Summary for the Period Ended April 30, 2020

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(18.74)%	(22.08)%	N/A	(6.71)%	N/A	(2.05)%	N/A
Investor A	(18.86)	(22.30)	(26.38)%	(6.97)	(7.96)%	(2.32)	(2.84)%
Investor C	(19.19)	(22.90)	(23.64)	(7.70)	(7.70)	(3.08)	(3.08)
S&P Global Natural Resources Net Index	(18.07)	(20.91)	N/A	(2.12)	N/A	(1.49)	N/A
S&P Global Natural Resources Gross Index	(17.77)	(20.35)	N/A	(1.52)	N/A	(0.92)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$812.60	$4.82	$1,000.00	$1,019.54	$5.37	1.07%
Investor A	1,000.00	811.40	5.94	1,000.00	1,018.30	6.62	1.32
Investor C	1,000.00	808.10	9.67	1,000.00	1,014.17	10.77	2.15

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the the six-month period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent recent six-months divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional Shares and Class K Shares (Class K Shares are available only in BlackRock Mid Cap Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Mid Cap Dividend Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Mid Cap Dividend Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares (available only in BlackRock Mid Cap Dividend Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreements. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2019 and held through April 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock Mid Cap Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 94.7%

Aerospace & Defense — 1.4%
BAE Systems PLC	612,401	$3,906,158

Auto Components — 0.3%
Magna International, Inc.	19,133	746,761

Automobiles — 1.3%
General Motors Co.	162,866	3,630,283

Banks — 4.1%
KeyCorp	387,916	4,519,221
Regions Financial Corp.	320,381	3,444,096
Truist Financial Corp.	85,505	3,191,047

		11,154,364

Beverages — 2.4%
Constellation Brands, Inc., Class A	34,092	5,614,611
Molson Coors Beverage Co., Class B	23,682	971,199

		6,585,810

Capital Markets — 2.9%
Blackstone Group, Inc., Class A	32,178	1,680,979
Raymond James Financial, Inc.	62,932	4,148,478
State Street Corp.	31,806	2,005,050

		7,834,507

Chemicals — 2.5%
Corteva, Inc.(a)	91,131	2,386,721
DuPont de Nemours, Inc.	74,180	3,487,943
Eastman Chemical Co.	17,190	1,040,167

		6,914,831

Communications Equipment — 0.6%
Motorola Solutions, Inc.	12,009	1,727,014

Construction & Engineering — 1.0%
Quanta Services, Inc.	72,258	2,627,301

Construction Materials — 0.7%
CRH PLC	59,933	1,807,009

Consumer Finance — 1.0%
Ally Financial, Inc.	86,210	1,412,982
Capital One Financial Corp.	21,980	1,423,425

		2,836,407

Containers & Packaging — 1.2%
International Paper Co.	35,215	1,206,114
Westrock Co.	63,297	2,037,530

		3,243,644

Diversified Financial Services — 3.3%
Equitable Holdings, Inc.	347,753	6,370,835
Jefferies Financial Group, Inc.	201,708	2,767,434

		9,138,269

Electric Utilities — 6.9%
Edison International	61,730	3,624,168
Entergy Corp.	51,535	4,922,108
Evergy, Inc.	28,428	1,661,048
FirstEnergy Corp.	209,530	8,647,303

		18,854,627

Electrical Equipment — 0.3%
nVent Electric PLC	44,699	833,636

Electronic Equipment, Instruments & Components — 3.7%
Avnet, Inc.	96,010	2,882,220
Flex Ltd.(a)	310,080	3,026,381
FLIR Systems, Inc.	71,740	3,113,516
TE Connectivity Ltd.	15,398	1,131,137

		10,153,254

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 1.3%
Lamar Advertising Co., Class A	46,009	$2,652,419
Welltower, Inc.	15,257	781,616

		3,434,035

Food Products — 1.6%
Conagra Brands, Inc.	22,295	745,545
Post Holdings, Inc.(a)	38,140	3,503,159

		4,248,704

Health Care Equipment & Supplies — 6.4%
Alcon, Inc.(a)	54,708	2,887,324
ConvaTec Group PLC(c)	667,282	1,782,259
Envista Holdings Corp.(a)(b)	102,360	1,992,949
Koninklijke Philips NV	134,642	5,869,378
Smith & Nephew PLC, ADR	100,148	3,972,871
Zimmer Biomet Holdings, Inc.	9,135	1,093,460

		17,598,241

Health Care Providers & Services — 4.2%
Anthem, Inc.	7,660	2,150,392
Cardinal Health, Inc.	37,421	1,851,591
Cigna Corp.(a)	29,053	5,687,996
McKesson Corp.	8,596	1,214,185
Quest Diagnostics, Inc.	4,180	460,260

		11,364,424

Health Care Technology — 0.1%
Change Healthcare, Inc.(a)	17,067	198,660

Household Durables — 0.9%
Newell Brands, Inc.	167,437	2,324,026

Insurance — 12.2%
Allstate Corp.	37,846	3,849,695
American International Group, Inc.	261,120	6,640,282
Arthur J Gallagher & Co.	68,416	5,370,656
Assurant, Inc.	43,991	4,673,604
Brighthouse Financial, Inc. (a)	144,764	3,721,882
Fidelity National Financial, Inc.	49,610	1,341,951
Hartford Financial Services Group, Inc.	79,404	3,016,558
MetLife, Inc.	71,905	2,594,332
White Mountains Insurance Group Ltd.	478	465,094
Willis Towers Watson PLC	10,131	1,806,256

		33,480,310

IT Services — 3.3%
Amdocs Ltd.	21,620	1,393,193
Cognizant Technology Solutions Corp., Class A	94,074	5,458,173
Fidelity National Information Services, Inc.	16,936	2,233,689

		9,085,055

Machinery — 1.8%
Dover Corp.	8,505	796,493
Pentair PLC	55,355	1,914,730
Stanley Black & Decker, Inc.	11,872	1,308,294
Westinghouse Air Brake Technologies Corp.	13,464	759,639

		4,779,156

Media — 2.1%
Fox Corp., Class A	92,680	2,397,632
iHeartMedia, Inc., Class A(a)(b)	182,573	1,281,662
Publicis Groupe SA	35,569	1,049,960
ViacomCBS, Inc., Class B	59,193	1,021,671

		5,750,925

Metals & Mining — 1.2%
Newmont Corp.	56,157	3,340,218

Multi-Utilities — 1.1%
NiSource, Inc.	22,840	573,513
Public Service Enterprise Group, Inc.	48,754	2,472,315

		3,045,828

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) April 30, 2020	BlackRock Mid Cap Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 1.5%
Dollar Tree, Inc.(a)	52,419	$4,176,222

Oil, Gas & Consumable Fuels — 7.8%
ConocoPhillips	68,560	2,886,376
Marathon Oil Corp.	629,801	3,854,382
Marathon Petroleum Corp.	184,037	5,903,907
Pioneer Natural Resources Co.	35,540	3,174,077
Williams Cos., Inc.	288,391	5,586,134

		21,404,876

Pharmaceuticals — 1.3%
Elanco Animal Health, Inc.(a)	57,400	1,418,354
Mylan NV(a)	131,910	2,212,131

		3,630,485

Professional Services — 1.2%
Robert Half International, Inc.	68,500	3,237,995

Real Estate Management & Development — 1.6%
Howard Hughes Corp.(a)	64,340	3,484,655
Realogy Holdings Corp.	175,089	759,886

		4,244,541

Road & Rail — 0.6%
Norfolk Southern Corp.	10,147	1,736,152

Semiconductors & Semiconductor Equipment — 1.3%
NXP Semiconductors NV	35,707	3,555,346

Software — 1.0%
CDK Global, Inc.	71,624	2,813,391

Technology Hardware, Storage & Peripherals — 0.6%
Dell Technologies, Inc., Class C(a)	36,970	1,578,249

Textiles, Apparel & Luxury Goods — 3.0%
Gildan Activewear, Inc.	206,400	2,877,216
PVH Corp.	18,790	925,032
Ralph Lauren Corp.	41,494	3,061,427
Tapestry, Inc.	87,123	1,296,390

		8,160,065

Security	Shares	Value

Tobacco — 1.2%
Altria Group, Inc.	84,691	$3,324,122

Trading Companies & Distributors — 2.1%
Ferguson PLC	37,031	2,670,017
WESCO International, Inc.(a)	115,180	2,979,707

		5,649,724

Wireless Telecommunication Services — 1.7%
Telephone & Data Systems, Inc.	235,176	4,614,153

Total Long-Term Investments — 94.7% (Cost — $288,994,361)		258,768,778

Short-Term Securities — 5.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
0.12%(d)(f)	14,873,056	14,873,056
SL Liquidity Series, LLC, Money Market Series,
0.79%(d)(e)(f)	1,151,051	1,151,971

Total Short-Term Securities — 5.8% (Cost — $16,023,211)		16,025,027

Total Investments — 100.5% (Cost — $305,017,572)		274,793,805

Liabilities in Excess of Other Assets — (0.5)%		(1,440,120)

Net Assets — 100.0%		$273,353,685

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 01/31/20	Shares Purchased		Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	19,771,973	—		(4,898,917	)(b)	14,873,056	$14,873,056	$35,051		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,079,426	71,625	(b)	—		1,151,051	1,151,971	10,316	(c)	622	1,816

							$16,025,027	$45,367		$622	$1,816

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Mid Cap Dividend Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(178,232)	$—	$—	$—	$(178,232)

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$—	$3,906,158	$—	$3,906,158
Auto Components	746,761	—	—	746,761
Automobiles	3,630,283	—	—	3,630,283
Banks	11,154,364	—	—	11,154,364
Beverages	6,585,810	—	—	6,585,810
Capital Markets	7,834,507	—	—	7,834,507
Chemicals	6,914,831	—	—	6,914,831
Communications Equipment	1,727,014	—	—	1,727,014
Construction & Engineering	2,627,301	—	—	2,627,301
Construction Materials	—	1,807,009	—	1,807,009
Consumer Finance	2,836,407	—	—	2,836,407
Containers & Packaging	3,243,644	—	—	3,243,644
Diversified Financial Services	9,138,269	—	—	9,138,269
Electric Utilities	18,854,627	—	—	18,854,627
Electrical Equipment	833,636	—	—	833,636
Electronic Equipment, Instruments & Components	10,153,254	—	—	10,153,254
Equity Real Estate Investment Trusts (REITs)	3,434,035	—	—	3,434,035
Food Products	4,248,704	—	—	4,248,704
Health Care Equipment & Supplies	7,059,280	10,538,961	—	17,598,241
Health Care Providers & Services	11,364,424	—	—	11,364,424
Health Care Technology	198,660	—	—	198,660
Household Durables	2,324,026	—	—	2,324,026
Insurance	33,480,310	—	—	33,480,310
IT Services	9,085,055	—	—	9,085,055
Machinery	4,779,156	—	—	4,779,156
Media	4,700,965	1,049,960	—	5,750,925
Metals & Mining	3,340,218	—	—	3,340,218
Multi-Utilities	3,045,828	—	—	3,045,828
Multiline Retail	4,176,222	—	—	4,176,222
Oil, Gas & Consumable Fuels	21,404,876	—	—	21,404,876
Pharmaceuticals	3,630,485	—	—	3,630,485
Professional Services	3,237,995	—	—	3,237,995
Real Estate Management & Development	4,244,541	—	—	4,244,541
Road & Rail	1,736,152	—	—	1,736,152

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) April 30, 2020	BlackRock Mid Cap Dividend Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued):
Semiconductors & Semiconductor Equipment	$3,555,346	$—	$—	$3,555,346
Software	2,813,391	—	—	2,813,391
Technology Hardware, Storage & Peripherals	1,578,249	—	—	1,578,249
Textiles, Apparel & Luxury Goods	8,160,065	—	—	8,160,065
Tobacco	3,324,122	—	—	3,324,122
Trading Companies & Distributors	2,979,707	2,670,017	—	5,649,724
Wireless Telecommunication Services	4,614,153	—	—	4,614,153
Short-Term Securities	14,873,056	—	—	14,873,056

Subtotal	$253,669,729	$19,972,105	$—	$273,641,834

Investments Valued at NAV(a)				1,151,971

Total Investments				$274,793,805

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.5%

Chemicals — 10.7%
Albemarle Corp.	20,038	$1,230,934
CF Industries Holdings, Inc.	101,596	2,793,890
FMC Corp.	43,644	4,010,884
Koninklijke DSM NV	20,470	2,508,841
Umicore SA	19,437	842,409

		11,386,958

Containers & Packaging — 5.5%
Graphic Packaging Holding Co.	208,803	2,787,520
International Paper Co.	36,886	1,263,346
Packaging Corp. of America	19,032	1,839,443

		5,890,309

Electronic Equipment, Instruments & Components — 0.9%
Trimble, Inc.(a)	27,176	941,105

Food Products — 9.8%
JBS SA	495,205	2,171,001
Kerry Group PLC, Class A	20,635	2,367,566
Nestle SA, Registered Shares	23,010	2,436,989
Salmar ASA	28,013	1,091,751
Tyson Foods, Inc., Class A	38,425	2,389,651

		10,456,958

Machinery — 1.0%
Deere & Co.	7,631	1,106,953

Metals & Mining — 42.1%
Anglo American PLC	199,551	3,549,024
Barrick Gold Corp.(b)	208,992	5,375,274
BHP Group PLC	422,407	7,090,090
First Quantum Minerals Ltd.	381,203	2,327,832
Franco-Nevada Corp.	23,626	3,125,805
Freeport-McMoRan, Inc.(a)	129,016	1,139,211
Fresnillo PLC	107,725	956,944
Impala Platinum Holdings Ltd.	70,679	421,548
Lundin Mining Corp.	215,399	1,055,369
MMC Norilsk Nickel PJSC, ADR	55,818	1,548,270
Neo Lithium Corp.(a)	1,031,080	414,817
Newcrest Mining Ltd.	64,974	1,295,135
Newmont Corp.	28,284	1,682,332
Polyus PJSC — GDR	26,278	2,135,084
Rio Tinto PLC	47,750	2,216,489
Stelco Holdings, Inc.	253,165	1,196,757
Teck Resources Ltd., Class B(b)	113,861	1,003,115

Security	Shares	Value

Metals & Mining (continued)
Vale SA — ADR	430,744	$3,553,638
Wheaton Precious Metals Corp.(b)	123,319	4,656,526

		44,743,260

Oil, Gas & Consumable Fuels — 28.0%
BP PLC	1,010,176	3,980,511
Chevron Corp.	60,090	5,528,280
CNOOC Ltd.	1,385,000	1,531,286
ConocoPhillips	45,695	1,923,759
EOG Resources, Inc.	25,098	1,192,406
Equinor ASA	105,492	1,460,728
Gazprom PJSC — ADR	199,684	1,011,192
Kinder Morgan, Inc.	57,732	879,258
Kosmos Energy Ltd.(a)	221,169	364,929
Marathon Petroleum Corp.	26,156	839,084
Petroleo Brasileiro SA — ADR	149,172	1,030,779
Royal Dutch Shell PLC, Class B	211,448	3,384,994
TOTAL SA	148,898	5,284,743
Williams Cos., Inc.	70,502	1,365,624

		29,777,573

Specialty Retail — 1.5%
Tractor Supply Co.	15,762	1,598,740

Total Long-Term Investments — 99.5% (Cost — $115,505,352)		105,901,856

Short-Term Securities — 6.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
0.12%(c)(e)	968,425	968,425
SL Liquidity Series, LLC, Money Market Series,
0.79%(c)(d)(e)	5,951,678	5,956,439

Total Short-Term Securities — 6.5% (Cost — $6,923,098)		6,924,864

Total Investments — 106.0% (Cost — $122,428,450)		112,826,720

Liabilities in Excess of Other Assets — (6.0)%		(6,406,710)

Net Assets — 100.0%		$106,420,010

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,387,431	—	(3,419,006	)(b)	968,425	$968,425	$19,435		$—	$—
SL Liquidity Series, LLC, Money Market Series	7,374,642	—	(1,422,964	)(b)	5,951,678	5,956,439	17,724	(c)	(1,430)	1,743

						$6,924,864	$37,159		$(1,430)	$1,743

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) April 30, 2020	BlackRock Natural Resources Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$8,035,708	$3,351,250	$—	$11,386,958
Containers & Packaging	5,890,309	—	—	5,890,309
Electronic Equipment, Instruments & Components	941,105	—	—	941,105
Food Products	6,928,218	3,528,740	—	10,456,958
Machinery	1,106,953	—	—	1,106,953
Metals & Mining	25,530,676	19,212,584	—	44,743,260
Oil, Gas & Consumable Fuels	13,124,119	16,653,454	—	29,777,573
Specialty Retail	1,598,740	—	—	1,598,740
Short-Term Securities	968,425	—	—	968,425

Subtotal	$64,124,253	$42,746,028	$—	$106,870,281

Investments Valued at NAV(a)				5,956,439

Total Investments				$112,826,720

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See Notes to financial Statements

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

April 30, 2020

	BlackRock Mid Cap Dividend Fund	BlackRock Natural Resources Trust

ASSETS
Investments at value — unaffiliated(a)(b)	$258,768,778	$105,901,856
Investments at value — affiliated(c)	16,025,027	6,924,864
Cash	—	1,073
Foreign currency at value(d)	41,661	41,836
Receivables:
Investments sold	—	391,253
Securities lending income — affiliated	1,814	1,757
Capital shares sold	639,429	243,597
Dividends — affiliated	2,287	220
Dividends — unaffiliated	115,972	309,298
Prepaid expenses	76,350	28,171
Other assets	—	22,342

Total assets	275,671,318	113,866,267

LIABILITIES
Cash collateral on securities loaned at value	1,149,664	5,953,799
Payables:
Investments purchased	—	595,221
Capital shares redeemed	648,368	622,056
Investment advisory fees	208,280	97,632
Directors’ and Officer’s fees	2,420	2,597
Other accrued expenses	265,076	158,551
Other affiliates	1,046	478
Service and distribution fees	42,779	15,923

Total liabilities	2,317,633	7,446,257

NET ASSETS	$273,353,685	$106,420,010

NET ASSETS CONSIST OF
Paid-in capital	$310,456,976	$130,459,235
Accumulated loss	(37,103,291)	(24,039,225)

NET ASSETS	$273,353,685	$106,420,010

(a) Investments at cost — unaffiliated	$288,994,361	$115,505,352
(b) Securities loaned at value	$1,086,540	$5,631,084
(c) Investments at cost — affiliated	$16,023,211	$6,923,098
(d) Foreign currency at cost	$41,180	$41,441

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Assets and Liabilities  (continued)

April 30, 2020

	BlackRock Mid Cap Dividend Fund	BlackRock Natural Resources Trust

NET ASSET VALUE

Institutional
Net assets	$100,473,359	$41,828,001

Shares outstanding	6,681,711	2,165,952

Net asset value	$15.04	$19.31

Par Value	$0.10	$0.10

Shares authorized	20 million	Unlimited

Investor A
Net assets	$136,056,535	$58,275,949

Shares outstanding	9,534,298	3,216,019

Net asset value	$14.27	$18.12

Par Value	$0.10	$0.10

Shares authorized	40 million	Unlimited

Investor C
Net assets	$10,610,121	$6,316,060

Shares outstanding	963,283	485,188

Net asset value	$11.01	$13.02

Par Value	$0.10	$0.10

Shares authorized	40 million	Unlimited

Class K
Net assets	$5,369,406	$—

Shares outstanding	357,117	—

Net asset value	$15.04	$—

Par Value	$0.10	$—

Shares authorized	2 billion	—

Class R
Net assets	$20,844,264	$—

Shares outstanding	1,717,790	—

Net asset value	$12.13	$—

Par Value	$0.10	$—

Shares authorized	40 million	—

See notes to financial statements

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

	BlackRock Mid Cap Dividend Fund		BlackRock Natural Resources Trust
	Period from 02/01/20 to 04/30/20	Year Ended January 31, 2020	Period from 08/01/19 to 04/30/20	Year Ended July 31, 2019

INVESTMENT INCOME
Dividends — affiliated	$35,051	$265,111	$19,435	$47,174
Dividends — unaffiliated	1,262,171	8,085,579	3,621,015	6,775,961
Securities lending income — affiliated — net	10,316	7,317	17,724	11,106
Other income	5,220	—	6,744	—
Foreign taxes withheld	(5,989)	(92,506)	(166,962)	(331,781)

Total investment income	1,306,769	8,265,501	3,497,956	6,502,460

EXPENSES
Investment advisory	455,157	2,232,551	591,591	1,038,991
Service and distribution — class specific	145,373	754,906	217,522	420,156
Transfer agent — class specific	119,822	532,493	168,147	311,502
Professional	68,763	72,130	102,951	70,227
Printing	65,943	26,013	40,819	35,566
Registration	22,497	91,547	44,163	68,097
Accounting services	19,446	59,466	30,426	28,616
Custodian	9,123	8,945	16,038	29,690
Directors and Officer	3,084	15,121	8,746	14,034
Board realignment and consolidation	—	—	—	10,889
Miscellaneous	8,484	20,729	14,138	16,514
Recoupment of past waived and/or reimbursed fees — class specific	—	5,850	—	—

Total expenses	917,692	3,819,751	1,234,541	2,044,282
Less:
Fees waived and/or reimbursed by the Manager	(93,742)	(10,005)	(1,046)	(1,527)
Transfer agent fees waived and/or reimbursed — class specific	(83,777)	(141,897)	—	—

Total expenses after fees waived and/or reimbursed	740,173	3,667,849	1,233,495	2,042,755

Net investment income	566,596	4,597,652	2,264,461	4,459,705

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	—	37	—	—
Foreign currency transactions	(11,205)	(4,841)	(20,975)	18,699
Investments — affiliated	622	(99)	(1,430)	(793)
Investments — unaffiliated	(6,199,512)	14,241,272	(10,528,198)	(854,180)

	(6,210,095)	14,236,369	(10,550,603)	(836,274)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	915	(2)	815	739
Investments — affiliated	1,816	(27)	1,743	(277)
Investments — unaffiliated	(59,156,733)	27,501,797	(19,800,765)	(24,142,772)

	(59,154,002)	27,501,768	(19,798,207)	(24,142,310)

Net realized and unrealized gain (loss)	(65,364,097)	41,738,137	(30,348,810)	(24,978,584)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(64,797,501)	$46,335,789	$(28,084,349)	$(20,518,879)

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BlackRock Mid Cap Dividend Fund			BlackRock Natural Resources Trust
		Year Ended January 31,			Year Ended July 31,
	Period from 02/01/20 to 04/30/20	2020	2019	Period from 08/01/19 to 04/30/20	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$566,596	$4,597,652	$4,485,454	$2,264,461	$4,459,705	$4,198,772
Net realized gain (loss)	(6,210,095)	14,236,369	12,539,658	(10,550,603)	(836,274)	32,011,007
Net change in unrealized appreciation (depreciation)	(59,154,002)	27,501,768	(36,349,210)	(19,798,207)	(24,142,310)	(3,468,981)

Net increase (decrease) in net assets resulting from operations	(64,797,501)	46,335,789	(19,324,098)	(28,084,349)	(20,518,879)	32,740,798

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(386,870)	(4,826,567)	(7,584,925)	(1,311,846)	(9,117,425)	(3,386,187)
Investor A	(473,014)	(6,954,632)	(12,994,559)	(2,609,396)	(16,428,103)	(5,985,514)
Investor B	—	—	—	—	—	(4)
Investor C	(24,768)	(703,516)	(1,705,045)	(278,758)	(3,367,660)	(1,454,747)
Class K	(22,600)	(233,780)	(276,997)	—	—	—
Class R	(72,749)	(1,359,329)	(3,001,187)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(980,001)	(14,077,824)	(25,562,713)	(4,200,000)	(28,913,188)	(10,826,452)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(2,967,946)	(21,580,941)	(24,484,923)	(13,969,195)	(16,116,252)	(51,413,872)

NET ASSETS
Total increase (decrease) in net assets	(68,745,448)	10,677,024	(69,371,734)	(46,253,544)	(65,548,319)	(29,499,526)
Beginning of period	342,099,133	331,422,109	400,793,843	152,673,554	218,221,873	247,721,399

End of period	$273,353,685	$342,099,133	$331,422,109	$106,420,010	$152,673,554	$218,221,873

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund

	Institutional
	Period from 02/01/20 to 04/30/20		Year Ended January 31,
			2020		2019	2018		2017	2016

Net asset value, beginning of period	$18.62		$16.93		$19.13	$21.24		$16.52	$21.37

Net investment income(a)	0.04		0.28		0.28	0.25	(b)	0.15	0.17
Net realized and unrealized gain (loss)	(3.56)		2.16		(1.18)	1.70		5.69	(2.22)

Net increase (decrease) from investment operations	(3.52)		2.44		(0.90)	1.95		5.84	(2.05)

Distributions(c)
From net investment income	—		(0.28)		(0.33)	(0.20)		(0.14)	(0.23)
From net realized gain	(0.06)		(0.47)		(0.97)	(3.86)		(0.98)	(2.57)

Total distributions	(0.06)		(0.75)		(1.30)	(4.06)		(1.12)	(2.80)

Net asset value, end of period	$15.04		$18.62		$16.93	$19.13		$21.24	$16.52

Total Return(d)
Based on net asset value	(18.89	)%(e)	14.56%		(4.77)%	11.13%		35.48%	(10.78)%

Ratios to Average Net Assets(f)
Total expenses	0.95	%(h)(i)	0.85	%(g)	0.92%	0.90%		0.85%	0.94%

Total expenses after fees waived and/or reimbursed	0.85	%(h)	0.85%		0.86%	0.86%		0.85%	0.94%

Net investment income	0.96	%(h)	1.55%		1.52%	1.26	%(b)	0.79%	0.81%

Supplemental Data
Net assets, end of period (000)	$100,473		$119,924		$107,455	$119,371		$207,240	$144,008

Portfolio turnover rate	25%		56%		58%	154%		93%	73%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 02/01/20 to 04/30/20	Year Ended January 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—	—	—	—

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.05%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)

	Investor A
	Period from 02/01/20 to 04/30/20		Year Ended January 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$17.67		$16.10	$18.26	$20.46		$15.95	$20.71

Net investment income(a)	0.03		0.22	0.22	0.18	(b)	0.09	0.11
Net realized and unrealized gain (loss)	(3.38)		2.06	(1.13)	1.63		5.49	(2.14)

Net increase (decrease) from investment operations	(3.35)		2.28	(0.91)	1.81		5.58	(2.03)

Distributions(c)
From net investment income	—		(0.24)	(0.28)	(0.16)		(0.09)	(0.16)
From net realized gain	(0.05)		(0.47)	(0.97)	(3.85)		(0.98)	(2.57)

Total distributions	(0.05)		(0.71)	(1.25)	(4.01)		(1.07)	(2.73)

Net asset value, end of period	$14.27		$17.67	$16.10	$18.26		$20.46	$15.95

Total Return(d)
Based on net asset value	(18.95	)%(e)	14.28%	(5.03)%	10.85%		35.08%	(11.01)%

Ratios to Average Net Assets(f)
Total expenses	1.28	%(g)(h)	1.15%	1.22%	1.20%		1.15%	1.20%

Total expenses after fees waived and/or reimbursed	1.10	%(g)	1.10%	1.11%	1.12%		1.15%	1.20%

Net investment income	0.79	%(g)	1.31%	1.26%	0.98	%(b)	0.49%	0.52%

Supplemental Data
Net assets, end of period (000)	$136,057		$172,946	$169,202	$209,284		$235,578	$197,218

Portfolio turnover rate	25%		56%	58%	154%		93%	73%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 02/01/20 to 04/30/20	Year Ended January 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—	—	—	—

(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.38%.

See notes to financial statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)

	Investor C
	Period from 02/01/20 to 04/30/20		Year Ended January 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$13.65		$12.59	$14.57	$17.09		$13.50	$17.95

Net investment income (loss)(a)	0.00	(b)	0.08	0.07	0.02	(c)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	(2.61)		1.60	(0.90)	1.31		4.62	(1.81)

Net increase (decrease) from investment operations	(2.61)		1.68	(0.83)	1.33		4.57	(1.86)

Distributions(d)
From net investment income	—		(0.15)	(0.18)	(0.02)		—	(0.04)
From net realized gain	(0.03)		(0.47)	(0.97)	(3.83)		(0.98)	(2.55)

Total distributions	(0.03)		(0.62)	(1.15)	(3.85)		(0.98)	(2.59)

Net asset value, end of period	$11.01		$13.65	$12.59	$14.57		$17.09	$13.50

Total Return(e)
Based on net asset value	(19.14	)%(f)	13.47%	(5.76)%	10.02%		33.97%	(11.71)%

Ratios to Average Net Assets(g)
Total expenses	2.07	%(h)(i)	1.99%	2.00%	1.98%		1.95%	2.00%

Total expenses after fees waived and/or reimbursed	1.85	%(h)	1.85%	1.86%	1.90%		1.95%	2.00%

Net investment income (loss)	0.09	%(h)	0.57%	0.53%	0.14	%(c)	(0.31)%	(0.27)%

Supplemental Data
Net assets, end of period (000)	$10,610		$14,800	$16,738	$26,876		$56,247	$47,178

Portfolio turnover rate	25%		56%	58%	154%		93%	73%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 02/01/20 to 04/30/20	Year Ended January 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—	—	—	—

(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.18%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)

	Class K

	Period from 02/01/20 to 04/30/20		Year Ended January 31,			Period from 01/25/18 (a) to 01/31/18
			2020		2019

Net asset value, beginning of period	$18.62		$16.92		$19.13	$19.37

Net investment income(b)	0.04		0.29		0.25	0.00	(c)
Net realized and unrealized gain (loss)	(3.56)		2.18		(1.15)	(0.24)

Net increase (decrease) from investment operations	(3.52)		2.47		(0.90)	(0.24)

Distributions(d)
From net investment income	—		(0.30)		(0.34)	—
From net realized gain	(0.06)		(0.47)		(0.97)	—

Total distributions	(0.06)		(0.77)		(1.31)	—

Net asset value, end of period	$15.04		$18.62		$16.92	$19.13

Total Return(e)
Based on net asset value	(18.87	)%(f)	14.72%		(4.78)%	(1.24	)%(f)

Ratios to Average Net Assets(h)
Total expenses	0.88	%(i)(k)	0.77	%(g)	0.81%	0.84	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.80	%(i)	0.76%		0.80%	0.77	%(i)

Net investment income	1.08	%(i)	1.59%		1.36%	0.32	%(i)

Supplemental Data
Net assets, end of period (000)	$5,369		$6,516		$4,037	$198

Portfolio turnover rate	25%		56%		58%	154%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended January 31, 2020, the expense ratio would been 0.76%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 02/01/20 to 04/30/20	Year Ended January 31,		Period from 01/25/18 (a) to 01/31/18
		2020	2019
Investments in underlying funds	0.01%	0.01%	—	—

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.85%.
(k)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.

See notes to financial statements.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)

	Class R
	Period from 02/01/20 to 04/30/20		Year Ended January 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$15.04		$13.80	$15.85	$18.29		$14.36	$18.93

Net investment income(a)	0.02		0.16	0.15	0.11	(b)	0.03	0.04
Net realized and unrealized gain (loss)	(2.89)		1.76	(0.98)	1.43		4.92	(1.93)

Net increase (decrease) from investment operations	(2.87)		1.92	(0.83)	1.54		4.95	(1.89)

Distributions(c)
From net investment income	—		(0.21)	(0.25)	(0.13)		(0.04)	(0.12)
From net realized gain	(0.04)		(0.47)	(0.97)	(3.85)		(0.98)	(2.56)

Total distributions	(0.04)		(0.68)	(1.22)	(3.98)		(1.02)	(2.68)

Net asset value, end of period	$12.13		$15.04	$13.80	$15.85		$18.29	$14.36

Total Return(d)
Based on net asset value	(19.06	)%(e)	14.05%	(5.31)%	10.59%		34.58%	(11.26)%

Ratios to Average Net Assets(f)
Total expenses	1.53	%(g)(h)	1.46%	1.52%	1.51%		1.48%	1.50%

Total expenses after fees waived and/or reimbursed	1.35	%(g)	1.35%	1.36%	1.40%		1.48%	1.50%

Net investment income	0.56	%(g)	1.09%	1.01%	0.70	%(b)	0.16%	0.23%

Supplemental Data
Net assets, end of period (000)	$20,844		$27,913	$33,989	$45,066		$51,713	$44,562

Portfolio turnover rate	25%		56%	58%	154%		93%	73%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 02/01/20 to 04/30/20	Year Ended January 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—	—	—	—

(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.64%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust

	Institutional
	Period from 08/01/19 to 04/30/20		Year Ended July 31,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$25.15		$33.01	$30.00	$43.39		$47.03		$77.17

Net investment income(a)	0.42		0.77	0.66	0.73	(b)	0.47		0.53
Net realized and unrealized gain (loss)	(5.51)		(4.08)	3.85	1.00		(0.96)		(25.35)

Net increase (decrease) from investment operations	(5.09)		(3.31)	4.51	1.73		(0.49)		(24.82)

Distributions(c)
From net investment income	(0.75)		(0.79)	(0.91)	(0.41)		(0.42)		(0.37)
From net realized gain	—		(3.76)	(0.59)	(14.71)		(2.73)		(4.95)

Total distributions	(0.75)		(4.55)	(1.50)	(15.12)		(3.15)		(5.32)

Net asset value, end of period	$19.31		$25.15	$33.01	$30.00		$43.39		$47.03

Total Return(d)
Based on net asset value	(20.81	)%(e)	(9.12)%	15.32%	4.68%		(0.15)%		(32.68)%

Ratios to Average Net Assets
Total expenses	1.00	%(g)(h)	0.91%	0.92%	0.85%		0.88	%(f)	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00	%(g)(h)	0.91%	0.92%	0.85%		0.88	%(f)	0.83%

Net investment income	2.48	%(g)	2.86%	2.08%	1.64	%(b)	1.12%		0.89%

Supplemental Data
Net assets, end of period (000)	$41,828		$44,732	$72,269	$84,139		$69,602		$80,864

Portfolio turnover rate	49%		75%	75%	102%		7%		6%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 1.02%.

See notes to financial statements.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor A
	Period from 08/01/19 to 04/30/20		Year Ended July 31,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$23.63		$31.32	$28.50	$41.97		$45.59		$75.12

Net investment income(a)	0.37		0.64	0.54	0.53	(b)	0.34		0.36
Net realized and unrealized gain (loss)	(5.20)		(3.86)	3.67	1.01		(0.92)		(24.65)

Net increase (decrease) from investment operations	(4.83)		(3.22)	4.21	1.54		(0.58)		(24.29)

Distributions(c)
From net investment income	(0.68)		(0.71)	(0.80)	(0.30)		(0.31)		(0.29)
From net realized gain	—		(3.76)	(0.59)	(14.71)		(2.73)		(4.95)

Total distributions	(0.68)		(4.47)	(1.39)	(15.01)		(3.04)		(5.24)

Net asset value, end of period	$18.12		$23.63	$31.32	$28.50		$41.97		$45.59

Total Return(d)
Based on net asset value	(20.99	)%(e)	(9.37)%	15.06%	4.38%		(0.40)%		(32.87)%

Ratios to Average Net Assets
Total expenses	1.26	%(g)(h)	1.20%	1.18%	1.13%		1.14	%(f)	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.26	%(g)(h)	1.19%	1.18%	1.13%		1.14	%(f)	1.10%

Net investment income	2.29	%(g)	2.54%	1.77%	1.22	%(b)	0.84%		0.62%

Supplemental Data
Net assets, end of period (000)	$58,276		$96,230	$122,564	$133,246		$197,713		$198,816

Portfolio turnover rate	49%		75%	75%	102%		7%		6%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.16 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.28%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor C
	Period from 08/01/19 to 04/30/20		Year Ended July 31,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$17.10		$24.03	$22.16	$35.93		$39.48		$66.24

Net investment income(a)	0.17		0.35	0.24	0.15	(b)	0.02		(0.08)
Net realized and unrealized gain (loss)	(3.74)		(3.01)	2.83	0.81		(0.84)		(21.62)

Net increase (decrease) from investment operations	(3.57)		(2.66)	3.07	0.96		(0.82)		(21.70)

Distributions(c)
From net investment income	(0.51)		(0.51)	(0.61)	(0.02)		—		(0.11)
From net realized gain	—		(3.76)	(0.59)	(14.71)		(2.73)		(4.95)

Total distributions	(0.51)		(4.27)	(1.20)	(14.73)		(2.73)		(5.06)

Net asset value, end of period	$13.02		$17.10	$24.03	$22.16		$35.93		$39.48

Total Return(d)
Based on net asset value	(21.45	)%(e)	(10.06)%	14.13%	3.55%		(1.20)%		(33.38)%

Ratios to Average Net Assets
Total expenses	2.08	%(g)(h)	1.97%	1.95%	1.91%		1.94	%(f)	1.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.08	%(g)(h)	1.97%	1.95%	1.91%		1.94	%(f)	1.88%

Net investment income (loss)	1.49	%(g)	1.85%	1.03%	0.41	%(b)	0.06%		(0.16)%

Supplemental Data
Net assets, end of period (000)	$6,316		$11,711	$23,390	$30,337		$47,397		$57,026

Portfolio turnover rate	49%		75%	75%	102%		7%		6%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.10%.

See notes to financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Each of BlackRock Mid Cap Dividend Series, Inc. (the “Corporation”) and BlackRock Natural Resources Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation and BlackRock Natural Resources Trust is organized as a Massachusetts business trust. BlackRock Mid Cap Dividend Fund is a series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Mid Cap Dividend Fund	Mid Cap Dividend	Diversified
BlackRock Natural Resources Trust	Natural Resources	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of Natural Resources are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

On November 13, 2019, the Board approved a change in the fiscal year-end of Mid Cap Dividend from January 31 to April 30 and of Natural Resources from July 31 to April 30, effective as of April 30, 2020.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of April 30, 2020, certain investments of the Funds were fair valued using NAV or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Mid Cap Dividend
Credit Suisse Securities	$276,588	$(276,588)	$—
National Financial Services LLC.	809,952	(809,952)	—

	$1,086,540	$(1,086,540)	$—

Natural Resources
Citigroup Global Markets Inc.	$2,382,112	$(2,382,112)	$—
JP Morgan Securities LLC.	3,248,972	(3,248,972)	—

	$5,631,084	$(5,631,084)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Natural Resources and the Corporation, on behalf of Mid Cap Dividend, have each entered into an investment advisory agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Investment Advisory Fees
Average Daily Net Assets	Mid Cap Dividend	Natural Resources
First $1 Billion	0.65%	0.60%
$1 Billion — $3 Billion	0.61	0.56
$3 Billion — $5 Billion	0.59	0.54
$5 Billion — $10 Billion	0.57	0.52
Greater than $10 Billion	0.55	0.51

With respect to Natural Resources, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of Natural Resources for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: Each Fund entered into Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	Mid Cap Dividend	Natural Resources
Investor A	0.25%	0.25%
Investor C	0.25	0.25
Class R	0.25	N/A

	Distribution Fees
	Mid Cap Dividend	Natural Resources
Investor C	0.75%	0.75%
Class R	0.25	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

The following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Mid Cap Dividend
Investor A	$88,504	$433,199	$—	$—
Investor C	28,857	161,198	—	—
Class R	28,012	160,509	—	—

Total	$145,373	$754,906	$—	$—

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Natural Resources
Investor A	$—	$—	$151,727	$257,608
Investor C	—	—	65,795	162,548

Total	$—	$—	$217,522	$420,156

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. The Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20
Mid Cap Dividend
Institutional	$86	$85

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. Each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Mid Cap Dividend
Institutional	$34	$548	$—	$—
Investor A	1,126	7,267	—	—
Investor C	357	2,072	—	—
Class K	9	70	—	—
Class R	48	263	—	—

Total	$1,574	$10,220	$—	$—

Natural Resources
Institutional	$—	$—	$931	$803
Investor A	—	—	2,990	6,483
Investor C	—	—	465	1,668

Total	$—	$—	$4,386	$8,954

The following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Mid Cap Dividend
Institutional	$29,709	$134,122	$—	$—
Investor A	70,724	284,462	—	—
Investor C	7,161	41,120	—	—
Class K	776	1,287	—	—
Class R	11,452	71,502	—	—

Total	$119,822	$532,493	$—	$—

Natural Resources
Institutional	$—	$—	$47,289	$83,395
Investor A	—	—	104,488	193,687
Investor C	—	—	16,370	34,420

Total	$—	$—	$168,147	$311,502

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Mid Cap Dividend
Investor A	$928	$5,302	$—	$—

Natural Resources
Investor A	$—	$—	$3,578	$2,457

Affiliates received CDSCs as follows:

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Mid Cap Dividend
Investor A	$90	$1,496	$—	$—
Investor C	66	507	—	—

Natural Resources
Investor A	$—	$—	$9,838	$7
Investor C	—	—	506	1,288

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to Mid Cap Dividend, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). With respect to Natural Resources, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Amounts Waived
Mid Cap Dividend	$2,827	$10,005	$—	$—
Natural Resources	—	—	1,046	1,527

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through August 31, 2021, with respect to Mid Cap Dividend, and through November 30, 2020, with respect to Natural Resources. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the applicable Funds. For the periods ended April 30, 2020 and year ended January 31, 2020 for Mid Cap Dividend and July 31, 2019 for Natural Resources, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

With respect to Mid Cap Dividend, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets is as follows:

Institutional	0.85%
Investor A	1.10
Investor C	1.85
Class K	0.80
Class R	1.35

The Manager has agreed not to reduce or discontinue these contractual expense limitations through August 31, 2021, unless approved by the Board, including a majority of Independent Directors or by a vote of a majority of the outstanding voting securities of Mid Cap Dividend. For the period ended April 30, 2020, the manager waived and/or reimbursed $90,915, which is included in the Statements of Operations.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20
Mid Cap Dividend
Institutional	$16,719	$4,621
Investor A	52,143	80,975
Investor C	5,643	22,268
Class K	763	—
Class R	8,509	34,033

Total	$83,777	$141,897

The Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Mid Cap Dividend	$1,050	$4,138	$—	$—
Natural Resources	—	—	1,250	2,134

With respect to the contractual expense limitation, if during Mid Cap Dividend’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by Mid Cap Dividend, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund Level	$5,467
Institutional	132,122
Investor A	450,684
Investor C	83,884
Class R	144,012

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Mid Cap Dividend retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Mid Cap Dividend, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

Prior to January 1, 2020, Mid Cap Dividend retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Natural Resources retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Natural Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. Each Fund paid BIM the following amounts for securities lending agent services:

	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19
Mid Cap Dividend	$3,426	$2,420	$—	$—
Natural Resources	—	—	3,751	2,042

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Mid Cap Dividend is currently permitted to borrow under the Interfund Lending Program. Natural Resources is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2020, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the period ended April 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Dividend	$68,872,198	$67,714,355
Natural Resources	63,434,957	75,786,851

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Mid Cap Dividend’s and Natural Resources’ U.S. federal tax returns generally remains open, for Mid Cap Dividend, for the period ended April 30, 2020 and each of the four years ended January 31, 2020 and for Natural Resources, for the period ended April 30, 2020 and each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and distributions paid in excess of taxable income were reclassified to the following accounts:

	Mid Cap Dividend	Natural Resources
Paid-in capital	$(29)	$(391,433)
Accumulated loss	$29	$391,433

The tax character of distributions paid was as follows:

	Mid Cap Dividend (a)	Natural Resources (a)
Ordinary income
04/30/20	$980,001	$4,200,000
01/31/20	12,841,356	—
01/31/19	17,029,142	—
07/31/19	—	8,651,558
07/31/18	—	9,317,782
Long-term capital gains
04/30/20	—	—
01/31/20	1,456,093	—
01/31/19	8,533,571	—
07/31/19	—	20,261,630
07/31/18	—	4,105,545

Total 04/30/20	$980,001	$4,200,000

01/31/20	14,297,449	—

01/31/19	25,562,713	—

07/31/19	—	28,913,188

07/31/18	—	13,423,327

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated loss were as follows:

	Mid Cap Dividend	Natural Resources
Undistributed ordinary income	$867,195	$—
Undistributed long-term capital gains	3,010,398	—
Non-expiring Capital loss carryforwards(a)	(6,293,400)	(11,837,964)
Net unrealized losses(b)	(34,687,484)	(12,161,495)
Qualified late-year losses(c)	—	(39,766)

Total	$(37,103,291)	$(24,039,225)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies and the timing and recognition of partnership income.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	Mid Cap Dividend	Natural Resources
Tax cost	$309,456,312	$125,034,853

Gross unrealized appreciation	$18,572,228	$11,404,575
Gross unrealized depreciation	(53,234,735)	(23,612,708)

Net unrealized depreciation	$(34,662,507)	$(12,208,133)

9.	BANK BORROWINGS

Natural Resources and the Corporation, on behalf of Mid Cap Dividend, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended April 30, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).

Concentration Risk: As of period end, Natural Resources invested a significant portion of its assets in securities in each of the metals and mining, oil and gas and consumable fuels sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, Natural Resources’ investments had the following industry classifications:

Industry	Percentage of Net Assets
Metals & Mining	42%
Oil, Gas & Consumable Fuels	28
Chemicals	11
Food Products	10
Short-Term Securities	6
Containers & Packaging	6
Others(a)	(3)

(a)	All other industries held were less than 5% of net assets.

11. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 02/01/20 to 04/30/20		Year Ended 01/31/20		Year Ended 01/31/19
Mid Cap Dividend	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	923,115	$13,460,205	2,235,179	$39,536,418	2,716,197	$48,165,169
Shares issued in reinvestment of distributions	18,011	256,115	174,154	3,190,195	318,349	5,505,568
Shares redeemed	(699,289)	(10,305,875)	(2,318,297)	(41,535,412)	(2,924,774)	(52,287,214)

Net increase	241,837	$3,410,445	91,036	$1,191,201	109,772	$1,383,523

Investor A
Shares sold and automatic conversion of shares	388,013	$5,636,304	1,178,108	$20,151,607	1,518,128	$26,177,050
Shares issued in reinvestment of distributions	33,817	456,525	384,821	6,701,727	759,970	12,558,681
Shares redeemed	(673,054)	(9,582,027)	(2,287,877)	(39,381,670)	(3,226,838)	(55,701,128)

Net decrease	(251,224)	$(3,489,198)	(724,948)	$(12,528,336)	(948,740)	$(16,965,397)

Investor C
Shares sold	38,166	$431,050	135,095	$1,812,739	224,579	$3,010,457
Shares issued in reinvestment of distributions	2,346	24,444	50,778	686,227	127,972	1,667,114
Shares redeemed and automatic conversion of shares	(161,495)	(1,772,181)	(431,018)	(5,771,606)	(867,530)	(11,772,177)

Net decrease	(120,983)	$(1,316,687)	(245,145)	$(3,272,640)	(514,979)	$(7,094,606)

Class K
Shares sold	48,277	$762,692	196,900	$3,579,294	259,159	$4,656,905
Shares issued in reinvestment of distributions	1,589	22,600	12,315	225,792	14,621	253,979
Shares redeemed	(42,645)	(616,482)	(97,876)	(1,767,740)	(45,548)	(824,527)

Net increase	7,221	$168,810	111,339	$2,037,346	228,232	$4,086,357

Class R
Shares sold	121,811	$1,367,368	351,635	$5,115,914	353,185	$5,230,174
Shares issued in reinvestment of distributions	6,335	72,725	91,575	1,358,936	211,074	3,000,488
Shares redeemed	(266,614)	(3,181,409)	(1,050,180)	(15,483,362)	(944,927)	(14,125,462)

Net decrease	(138,468)	$(1,741,316)	(606,970)	$(9,008,512)	(380,668)	$(5,894,800)

Total Net Decrease	(261,617)	$(2,967,946)	(1,374,688)	$(21,580,941)	(1,506,383)	$(24,484,923)

	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18
Natural Resources	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,056,313	$19,618,498	632,737	$16,412,969	1,245,094	$39,848,710
Shares issued in reinvestment of distributions	49,497	1,184,959	347,369	8,208,301	99,032	3,086,841
Shares redeemed	(718,137)	(15,089,462)	(1,390,912)	(36,047,937)	(1,960,025)	(61,900,627)

Net increase (decrease)	387,673	$5,713,995	(410,806)	$(11,426,667)	(615,899)	$(18,965,076)

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

	Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18
Natural Resources	Shares	Amount	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	602,286	$12,370,304	1,079,239	$26,406,850	815,156	$24,811,120
Shares issued in reinvestment of distributions	108,704	2,444,745	690,863	15,364,720	188,985	5,597,782
Shares redeemed	(1,567,613)	(31,261,769)	(1,610,966)	(40,411,849)	(1,766,150)	(53,570,540)

Net increase (decrease)	(856,623)	$(16,446,720)	159,136	$1,359,721	(762,009)	$(23,161,638)

Investor B(a)
Shares sold	—	$—	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	—	—	4
Shares redeemed	—	—	—	—	(15)	(380)

Net decrease	—	$—	—	$—	(15)	$(376)

Investor C
Shares sold	81,789	$1,028,431	67,510	$1,182,995	121,168	$2,886,139
Shares issued in reinvestment of distributions	16,519	267,780	202,957	3,283,845	62,167	1,419,890
Shares redeemed and automatic conversion of shares	(297,976)	(4,532,681)	(558,788)	(10,516,146)	(579,381)	(13,592,811)

Net decrease	(199,668)	$(3,236,470)	(288,321)	$(6,049,306)	(396,046)	$(9,286,782)

Total Net Decrease	(668,618)	$(13,969,195)	(539,991)	$(16,116,252)	(1,773,969)	$(51,413,872)

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Mid Cap Dividend Fund and the Board of Directors of BlackRock Mid Cap Dividend Series, Inc. and to the Shareholders and Board of Trustees of BlackRock Natural Resources Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc. and BlackRock Natural Resources Trust (the “Funds”), including the schedules of investments, as of April 30, 2020, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2020, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
BlackRock Mid Cap Dividend Fund	For the period from February 1, 2020 through April 30, 2020 and for the year ended January 31, 2020	For the period from February 1, 2020 through April 30, 2020 and for each of the two years in the period ended January 31, 2020	For the period from February 1, 2020 through April 30, 2020 and for each of the five years in the period ended January 31, 2020
BlackRock Natural Resources Trust	For the period from August 1, 2019 through April 30, 2020 and for the year ended July 31, 2019	For the period from August 1, 2019 through April 30, 2020 and for each of the two years in the period ended July 31, 2019	For the period from August 1, 2019 through April 30, 2020 and for each of the five years in the period ended July 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the period ended April 30, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends-Received Deduction
Mid Cap Dividend	100.00%
Natural Resources	16.29%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the period ended April 30, 2020:

Fund	Qualified Dividend Income
Mid Cap Dividend	$1,812,102
Natural Resources	$2,238,630

For the period ended April 30, 2020, the Fund intends to pass through to its shareholders foreign source income earned and foreign taxes paid:

Fund	Foreign Source Income Earned	Foreign Taxes Paid
Natural Resources	$2,841,460	$166,775

For the period ended April 30, 2020, the Fund hereby designates the following maximum amounts allowable as Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Qualified Short-Term Capital Gains
Mid Cap Dividend	$980,001

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Mid Cap Dividend Series, Inc., on behalf of BlackRock Mid Cap Dividend Fund, and “the Board of Trustees of” BlackRock Natural Resources Trust (together, the “Board”), met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	41

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 150 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 150 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 150 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 150 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 150 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 150 Portfolios	None

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 150 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	36 RICs consisting of 150 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 150 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 150 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 150 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 150 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	43

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 261 Portfolios	None
John M. Perlowski (e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 262 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2019, Robert M. Hernandez retired as Director of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Natural Resources Trust only.

DIRECTOR AND OFFICER INFORMATION	45

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipt

ADDITIONAL INFORMATION	47

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MCDNR-4/20-AR

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$26,928	$26,928	$0	$0	$13,900	$15,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

1

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

2

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$13,900	$15,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

3

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: July 2, 2020

1